SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
Cedar Fair, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio		44870-5259

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (419) 626-0830

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1

ITEM 9.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION *
On February 8, 2007 Cedar Fair, L.P. issued a news release disclosing its 2006 fourth quarter and year-end results. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

*	The information furnished under Item 9.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cedar Fair, L.P.
	By:	/s/ Peter J. Crage
Dated: February 8, 2007		Peter J. Crage
Corporate Vice President – Finance (Chief Financial Officer)